SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

                        January 31, 2000
                (date of earliest event reported)

                  PNC MORTGAGE SECURITIES CORP.
            as Depositor and Master Servicer under a
                 Pooling and Servicing Agreement
                   dated as of January 1, 2000
                  providing for the issuance of

                          $408,550,525

               MORTGAGE PASS-THROUGH CERTIFICATES
                          SERIES 2000-1
          Delaware         333-72879         94-2528990

          (State or other  (Commission       (IRS Employer
          jurisdiction of   File Number)     Identification
          Incorporation)                     Number)

                     75 NORTH FAIRWAY DRIVE
                  VERNON HILLS, ILLINOIS 60061

            (Address of principal executive offices)

       Registrant's telephone number, including area code:

                         (847) 549-6500

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

          The following exhibit is furnished herewith:

                    7.1  Pooling and Servicing Agreement between
               PNC Mortgage Securities Corp., Depositor and
               Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of January 1, 2000.

Item 8.   Change in Fiscal Year. Not applicable.

Item  9.    Sales of Equity Securities Pursuant to Regulation  S.
Not applicable.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 15, 2000.
                         PNC MORTGAGE SECURITIES CORP.
                         (Registrant)

                         By: /s/ Richard Careaga
                         -----------------------------------
                         Richard Careaga
                         Second Vice President
                         and Assistant General Counsel
                         Authorized Officer)